[GRAPHIC OMITTED]
                                                                      CONSECO(R)
                                                                    STEP UP.(SM)


                                                   CONSECO STRATEGIC INCOME FUND


                                                                   June 30, 2001

                                                                  --------------
                                                                   Annual Report
                                                                  --------------

CONSECO STRATEGIC INCOME FUND                          Annual Shareholder Report
--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REVIEW                                         June 30, 2001

     The high-yield market had its share of "ups and downs." However, the overall trend has been towards more normalized positive returns after two years of subpar returns for this asset class.

     As measured by the Merrill Lynch High Yield Master II index, the high-yield market returned -0.92% during the year ended June 30, 2001. The Conseco Strategic Income Fund returned 3.39% during this same time period, outperforming the Merrill Lynch High Yield Master II index.

     The past six months in the high-yield market have been characterized by much higher than average returns for cyclical credit sectors (retail, autos, finance) and much lower than average returns for telecommunications and related credit sectors. Overall, the events of the past six months can be characterized as follows:

> On January 3, 2001, the Federal Open Market Committee unexpectedly lowered interest rates by 50 basis points between official meetings. This caused the high-yield market to rally, particularly telecommunications credits that had been cut off from the capital markets in late 2000. The Merrill Lynch High Yield Master II index returned a strong 7.95% for the months of January and February.

> During March and April, several wireline telecommunications credits began guiding lower with regard to future earnings and cash flow. These businesses had funded themselves primarily with debt financing and were highly leveraged. In addition, most of these businesses were not yet cash-flow positive; thus any downturn in expectations caused a dramatic drop in the value of their bonds. During April, Winstar Communications, Inc. filed for bankruptcy protection, and the company's bonds dropped to two cents on the dollar. The Winstar bankruptcy and quick drop in its bond prices "spooked" investors and caused the market to sell off further. The Merrill Lynch High Yield Master II index returned -3.33% for the months of March and April.

> The high-yield market continued to see selling pressure in May and June as some investors panicked or were forced to sell their telecommunications holdings. Enough selling took place that many companies were oversold below their fair value. The Merrill Lynch High Yield Master II index returned -0.92% for the months of May and June.

> Interestingly, throughout the last six months, the 80% of high yield market not related to telecommunications (retail, capital goods, healthcare, gaming) continued to perform extremely well. From January 1 until June 30, 2001, the non-telecom portion of the Merrill Lynch High Yield Master II index returned approximately 9.00%.

     During the last six months, our specific strategy for the Conseco Strategic Income Fund was to maintain an overweight position (45%-50%, relative to 35%-40% for the Merrill Lynch High Yield Master IIindex and 15%-20% for our mutual fund peer group) in higher-quality BB-rated credits. This overweight was due to the uncertainty surrounding the U.S. economic recovery, and the degree of difficulty associated with the telecommunications debacle. In addition, we maintained an underweight in wireline telecommunications and focused on owning the stronger credits that we believed would be long-term survivors (Allegiance Telecom, Inc., Global Crossing Holding Ltd., McLeodUSA, Inc.). All told, this strategy allowed us to outperform two-thirds of our Lipper peer group and three-quarters of the Morningstar "Top 40" high-yield mutual funds. We accomplished this performance with a volatility that was at the low end of our peer group.

     We remain quite constructive on the high yield market going forward. The market, as defined by the Merrill Lynch High Yield Master II index, still yields 12.50%, or 7.50% more than U.S. Treasury securities of similar maturity. This "spread to treasuries" remains very attractive relative to the 15-year average historical spread of 5.00%, and the 15-year low spread of 2.75%. While the U.S. economy clearly remains in a slow-to-no growth mode for now, we feel that the pricing in the high-yield market more than compensates investors for the current state of the economy.

     To this end, we have recently felt comfortable enough to increase the proportion of higher-yielding B-rated credits and lower the proportion of lower-yielding BB-rated credits in the Conseco Strategic Income Fund. We continue, however, to maintain a solid 30%-35% weighting in BB-rated credits. Overall, our strategy remains to keep the Conseco Strategic Income Fund invested primarily in a diversified pool of stable income-producing credits.

   Robert L. Cook, CFA
   Vice President
   Portfolio Manager
   Conseco Capital Management, Inc.

   R. Anthony Jasinski, Jr., CFA
   Vice President
   Portfolio Manager
   Conseco Capital Management, Inc.

================================================================================
                          CONSECO STRATEGIC INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2001


    SHARES OR
 PRINCIPAL AMOUNT                                                                                                  VALUE
-----------------                                                                                               ----------
CORPORATE BONDS (133.8% OF NET ASSETS) (a)

AMUSEMENT AND RECREATION SERVICES (10.2%)
$  725,000   Boca Resorts, Inc., 9.875%, due 04/15/2009 (g) .................................................   $  743,125
   935,000   Boyd Gaming Corp., 9.250%, due 10/01/2003 (g) ..................................................      944,350
 1,300,000   Mirage Resorts, Inc., 6.750%, due 02/01/2008 (g) ...............................................    1,242,495
 1,000,000   Six Flags, Inc., 9.250%, due 04/01/2006 (g) ....................................................    1,000,000
 1,000,000   Six Flags, Inc., 9.750%, due 06/15/2007 (g) ....................................................    1,010,000
   950,000   Station Casinos, Inc., 9.875%, due 07/01/2010 ..................................................      989,187
   760,000   Trump Atlantic City Associates, 11.250%, due 05/01/2006 ........................................      509,200
                                                                                                                ----------
                                                                                                                 6,438,357
                                                                                                                ----------
APPAREL AND OTHER FINISHED PRODUCTS (1.7%)
 1,050,000   Playtex Products, Inc., 9.375%, due 06/01/2011, (b) Cost--$1,050,000; Acquired--05/08/2001 (g) .    1,073,625
                                                                                                                ----------
BUILDING CONSTRUCTION GENERAL CONTRACTORS, OPERATIVE BUILDERS (3.7%)
   375,000   Beazer Homes USA, Inc., 8.875%, due 04/01/2008 (g) .............................................      377,813
   875,000   Beazer Homes USA, Inc., 8.625%, due 05/15/2011 (g) .............................................      877,187
 1,000,000   D.R. Horton, Inc., 10.500%, due 04/01/2005 (g) .................................................    1,065,000
                                                                                                                ----------
                                                                                                                 2,320,000
                                                                                                                ----------
BUSINESS SERVICES (4.5%)
   950,000   Advanstar Communications, Inc., Series B, 12.000%, due 02/15/2011 (g) ..........................      973,750
   700,000   Comdisco, Inc., 9.500%, due 08/15/2003 (f) .....................................................      553,000
   745,000   Exodus Communications, Inc., 11.625%, due 07/15/2010 (g) .......................................      260,750
   500,000   Psinet, Inc., 11.000%, due 08/01/2009 (e)(f) ...................................................       32,500
 1,095,000   Universal Hospital Services, Inc., 10.250%, due 03/01/2008 (g) .................................    1,003,294
                                                                                                                ----------
                                                                                                                 2,823,294
                                                                                                                ----------
CABLE AND OTHER PAY TELEVISION SERVICES (5.5%)
 1,000,000   Charter Communications Holdings LLC, 11.125%, due 01/15/2011 ...................................    1,060,000
 1,000,000   CSC Holdings, Inc., 9.875%, due 02/15/2013 (g) .................................................    1,071,250
 2,000,000   Insight Communications Co., Inc., STEP (c) 0.000%/12.250%, due 02/15/2011, (b) Cost--$1,154,490;
               Acquired--02/01/2001 (g) .....................................................................    1,140,000
   525,000   United Pan Europe Communications, NV, 11.250%, due 02/01/2010 ..................................      199,500
                                                                                                                ----------
                                                                                                                 3,470,750
                                                                                                                ----------
CARBON AND GRAPHITE PRODUCTS (1.4%)
   875,000   Hexcel Corp., 9.7500%, due 01/15/2009, (b) Cost--$861,903; Acquired--06/15/2001 ................      846,563
                                                                                                                ----------
CHEMICALS AND ALLIED PRODUCTS (5.8%)
   395,000   Agricultural Minerals & Chemicals, Inc., 10.750%, due 09/30/2003 ...............................      331,800
 1,345,000   Huntsman Corp., 9.500%, due 07/01/2007, (b) Cost--$905,192; Acquired--05/24/2001 ...............      746,475
   700,000   ISP Holdings, Inc., 10.250%, due 07/01/2011, (b) Cost--$689,317; Acquired--06/20/2001 ..........      703,500
 1,000,000   Lyondell Chemical Co., Series A, 9.625%, due 05/01/2007 (g) ....................................      997,500
 1,000,000   Styling Technology Corp., 10.875%, due 07/01/2008 (e)(f) .......................................          100
 1,080,000   Terra Industries, Inc., Series B, 10.500%, due 06/15/2005 (g) ..................................      885,600
                                                                                                                ----------
                                                                                                                 3,664,975
                                                                                                                ----------

   The accompanying notes are an integral part of these financial statements.

                                                              2001 ANNUAL REPORT
================================================================================

                          CONSECO STRATEGIC INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2001

    SHARES OR
 PRINCIPAL AMOUNT                                                                                             VALUE
 ----------------                                                                                          -----------
COMMUNICATIONS SERVICES (4.7%)
$1,075,000   Crown Castle International Corp., 10.750%, due 08/01/2011 (g) .............................   $1,045,437
 1,080,000   Echostar DBS Corp., 9.375%, due 02/01/2009 (g) ............................................    1,063,800
   300,000   Spectrasite Holdings, Inc., STEP (c) 0.000%/11.250%, due 04/15/2009 .......................      139,500
 1,600,000   Spectrasite Holdings, Inc., Series B, STEP (c) 0.000%/12.875%, due 03/15/2010 .............      680,000
                                                                                                           ----------
                                                                                                            2,928,737
                                                                                                           ----------
DEPOSITORY INSTITUTIONS (2.4%)
 1,370,000   Sovereign Bancorp, Inc., 10.500%, due 11/15/2006 (g) ......................................    1,496,725
                                                                                                           ----------
EATING AND DRINKING PLACES (1.0%)
 1,000,000   Advantica Restaurant Group, Inc., 11.250%, due 01/15/2008 .................................      605,000
                                                                                                           ----------
ELECTRIC, GAS, AND SANITARY SERVICES (11.0%)
   690,000   AES Corp., 9.375%, due 09/15/2010 (g) .....................................................      700,350
   940,000   Allied Waste Industries, Inc., 7.875%, due 01/01/2009 (g) .................................      923,550
 1,000,000   Calpine Corp., 8.625%, due 08/15/2010 (g) .................................................      969,232
   500,000   Calpine Corp., 8.500%, due 02/15/2011 (g) .................................................      482,789
   935,000   CMS Energy Corp., 9.875%, due 10/15/2007 (g) ..............................................      975,776
   500,000   GNI Group, Inc., Series B, 10.875%, due 07/15/2005 (e)(f) .................................       32,500
   750,000   IT Group, Inc., 11.250%, due 04/01/2009 ...................................................      708,750
 2,000,000   PSEG Energy Holdings, Inc., 9.125%, due 02/10/2004 (g) ....................................    2,081,354
                                                                                                           ----------
                                                                                                            6,874,301
                                                                                                           ----------
ELECTRICAL, OTHER ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (6.3%)
   870,000   Alamosa PCS Holdings, Inc., STEP (c) 0.000%/12.875%, due 02/15/2010 .......................      404,550
   825,000   Juno Lighting, Inc., 11.875%, 07/01/2009 (g) ..............................................      796,125
   875,000   Liberty Media Group, 8.250%, due 02/01/2030 ...............................................      754,223
   850,000   Mission Energy Holdings, 13.500%, due 07/15/2008, (b) Cost--$831,215; Acquired--06/27/2001       832,379
   750,000   Telecorp PCS, Inc., STEP (c) 0.000%/11.625%, due 04/15/2009 ...............................      472,500
   750,000   Telecorp PCS, Inc., 10.625%, due 07/15/2010 (g) ...........................................      708,750
                                                                                                           ----------
                                                                                                            3,968,527
                                                                                                           ----------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY AND TRANSPORTATION EQUIPMENT (4.1%)
   750,000   Alliant Techsystems, Inc., 8.500%, due 05/15/2011, (b) Cost--$750,000; Acquired--05/09/2001      761,250
   385,000   Crown Cork & Seal Company, Inc., 6.750%, due 12/15/2003 ...................................      175,175
   700,000   Crown Cork & Seal Company, Inc., 7.375%, due 12/15/2026 ...................................      255,500
   630,000   US Can Corp., 12.375%, due 10/01/2010 (g) .................................................      639,450
 1,030,000   US Industries, Inc., 7.125%, due 10/15/2003 ...............................................      777,650
                                                                                                           ----------
                                                                                                            2,609,025
                                                                                                           ----------
FOOD AND KINDRED PRODUCTS (1.4%)
   875,000   Del Monte Foods Co., 9.250%, due 05/15/2011, (b) Cost--$875,000; Acquired--05/03/2001 .....      896,875
                                                                                                           ----------

FURNITURE AND FIXTURES (1.3%)
   800,000   BE Aerospace, Inc., 8.875%, due 05/01/2011, (b) Cost--$800,000; Acquired--04/11/2001 (g) ..      796,000
                                                                                                           ----------

   The accompanying notes are an integral part of these financial statements.

================================================================================
                          CONSECO STRATEGIC INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2001

    SHARES OR
 PRINCIPAL AMOUNT                                                                                              VALUE
-----------------                                                                                           ----------
GENERAL MERCHANDISE STORES (3.6%)
$  900,000   J.C. Penney Company, Inc., 7.375%, due 06/15/2004 (g) ......................................   $  863,558
   690,000   Saks, Inc., 7.250%, due 12/01/2004 .........................................................      652,050
   950,000   Shopko Stores, Inc., 6.500%, due 08/15/2003 ................................................      752,850
                                                                                                            ----------
                                                                                                             2,268,458
                                                                                                            ----------

HEALTH SERVICES (4.7%)
   565,000   HEALTHSOUTH Corp., 6.875%, due 06/15/2005 (g) ..............................................      543,942
   470,000   HEALTHSOUTH Corp., 10.750%, due 10/01/2008 (g) .............................................      508,372
 1,035,000   Matria Healthcare, 11.000%, due 05/01/2008, (b) Cost--$967,725; Acquired--06/29/2001 .......      967,725
   925,000   Triad Hospitals, Inc., 8.750%, due 05/01/2009, (b) Cost--$925,000; Acquired--04/20/2001 (g)       945,813
                                                                                                            ----------
                                                                                                             2,965,852
                                                                                                            ----------

HOTELS, OTHER LODGING PLACES (3.2%)
 1,000,000   HMH Properties, Inc., 7.875%, due 08/01/2008 (g) ...........................................      965,000
 1,000,000   Park Place Entertainment Corp., 8.875%, due 09/15/2008 .....................................    1,030,000
                                                                                                            ----------
                                                                                                             1,995,000
                                                                                                            ----------

INDUSTRIAL AND COMMERCIAL MACHINERY AND COMPUTER EQUIPMENT (0.8%)
 2,100,000   Dictaphone Corp., 11.750%, due 08/01/2005 (e)(f) ...........................................      517,125
                                                                                                            ----------

LEATHER AND LEATHER PRODUCTS (1.2%)
   875,000   Samsonite Corp., 10.750%, due 06/15/2008 ...................................................      735,000
                                                                                                            ----------

MEASURING AND CONTROLLING DEVICES (1.9%)
 1,225,000   Quebecor Media, Inc., 11.125%, due 07/15/2011, (b) Cost--$1,197,976; Acquired--06/28/2001 ..    1,201,774
                                                                                                            ----------

METAL FORGINGS AND STAMPINGS (0.9%)
   700,000   Park-Ohio Industries, 9.250%, due 12/01/2007 ...............................................      574,000
                                                                                                            ----------

METAL MINING (1.2%)
   875,000   Murrin Murrin Holdings, 9.375%, due 08/31/2007 (g) .........................................      739,375
                                                                                                            ----------

MOTION PICTURES (3.4%)
   810,000   Alliance Atlantis Communications, Inc., 13.000%, due 12/15/2009 ............................      854,550
   875,000   Cinemark USA, Inc., Series B, 9.625%, due 08/01/2008 .......................................      774,375
 1,000,000   Imax Corp., 7.875%, due 12/01/2005 .........................................................      530,000
                                                                                                            ----------
                                                                                                             2,158,925
                                                                                                            ----------

MOTOR VEHICLE PARTS AND ACCESSORIES (1.0%)
   960,000   Eagle Picher Industries, 9.375%, due 03/01/2008 ............................................      650,400
                                                                                                            ----------

OIL AND GAS EXTRACTION (3.0%)
   840,000   Parker Drilling Co., Series D, 9.750%, due 11/15/2006 ......................................      861,000
 1,000,000   Pogo Producing Co., 8.250%, due 04/15/2011 (g) .............................................    1,005,000
                                                                                                            ----------
                                                                                                             1,866,000
                                                                                                            ----------

PAPER AND ALLIED PRODUCTS (3.0%)
 1,050,000   Riverwood International Corp., 10.875%, due 04/01/2008 .....................................    1,013,250
   800,000   Stone Container Corp., 11.500%, due 08/15/2006, (b) Cost--$823,034; Acquired--12/19/2000 (g)      844,000
                                                                                                            ----------
                                                                                                             1,857,250
                                                                                                            ----------

   The accompanying notes are an integral part of these financial statements.

                                                              2001 ANNUAL REPORT
================================================================================
                          CONSECO STRATEGIC INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2001

   SHARES OR
PRINCIPAL AMOUNT                                                                                                            VALUE
----------------                                                                                                         ----------
PAPERBOARD MILLS (1.4%)
$  875,000   Tembec Industries, Inc., 8.500%, due 02/01/2011, (b) Cost--$892,493; Acquired--01/10/2001 (g) ...........   $  896,875
                                                                                                                         ----------
PERSONAL SERVICES (4.5%)
   700,000   Service Corp. International, 7.375%, due 04/15/2004 .....................................................      642,250
   975,000   Service Corp. International, 6.500%, due 03/15/2008 (g) .................................................      789,750
   584,000   Stewart Enterprises, Inc., 6.400%, due 05/01/2003 (g) ...................................................      561,237
   800,000   Stewart Enterprises, Inc., 10.750%, due 07/01/2008, (b) Cost--$807,900; Acquired--06/19/2001 ............      828,000
                                                                                                                         ----------
                                                                                                                          2,821,237
                                                                                                                         ----------
PLASTICS, RESINS, AND ELASTOMERS (0.6%)
   350,000   Millenium America, Inc., 9.250%, due 06/15/2008, (b) Cost--$353,923; Acquired--06/13/2001 ...............      350,000
                                                                                                                         ----------
PRIMARY METAL INDUSTRIES (8.2%)
   925,000   Century Aluminum Co., 11.750%, due 04/15/2008, (b) Cost--$914,461; Acquired--03/28/2001 (g) .............      966,625
 1,340,000   Golden Northwestern Aluminum, Inc., 12.000%, due 12/15/2006 .............................................      609,700
   750,000   Kaiser Aluminum Corp., 12.750%, due 02/01/2003 (g) ......................................................      671,250
 2,800,000   NS Group, Inc., 13.500%, due 07/15/2003 (g) .............................................................    2,870,000
                                                                                                                         ----------
                                                                                                                          5,117,575
                                                                                                                         ----------
RADIOTELEPHONE COMMUNICATIONS (3.7%)
   760,000   Alamosa Delaware, Inc., 12.500%, due 02/01/2011, (b) Cost--$681,690; Acquired--01/24/2001 and 06/29/2001       687,800
   585,000   McLeodUSA, Inc., 9.500%, due 11/01/2008 (g) .............................................................      330,525
   260,000   McLeodUSA, Inc.,11.375%, due 01/01/2009 .................................................................      165,100
 1,425,000   Triton PCS Holdings, Inc., STEP (c) 0.000%/11.000%, due 05/01/2008 ......................................    1,156,031
                                                                                                                         ----------
                                                                                                                          2,339,456
                                                                                                                         ----------
REAL ESTATE (3.1%)
   875,000   Felcor Lodging, 8.500%, due 06/01/2011, (b) Cost--$867,792; Acquired--05/24/2001 (g) ....................      840,000
   875,000   JDN Realty Corp., 6.950%, due 08/01/2007 ................................................................      726,794
 2,000,000   Sunterra Corp., Inc., 9.750%, due 10/01/2007 (e)(f) .....................................................      350,000
                                                                                                                         ----------
                                                                                                                          1,916,794
                                                                                                                         ----------
STONE, CLAY, GLASS, AND CONCRETE PRODUCTS (1.4%)
 1,100,000   Owens-Illinois, Inc., 7.850%, due 05/15/2004 ............................................................      885,500
                                                                                                                         ----------
SURGICAL, MEDICAL, AND DENTAL INSTRUMENTS (0.4%)
   490,000   Hudson Respiratory Care, Inc., 9.125%, due 04/15/2008 ...................................................      247,450
                                                                                                                         ----------
TELEPHONE COMMUNICATIONS, EXCEPT RADIOTELEPHONE (7.3%)
 1,400,000   Airgate PCS, Inc., STEP (c) 0.000%/13.500%, due 10/01/2009 ..............................................      819,000
   980,000   Allegiance Telecom, Inc., 12.875%, due 05/15/2008 (g) ...................................................      867,300
 1,075,000   Global Crossing Holding Ltd., 9.125%, due 11/15/2006 (g) ................................................      851,938
 2,085,000   ICG Holdings, Inc., STEP (c) 0.000%/12.500%, due 05/01/2006 (e)(f) ......................................      312,750
   500,000   Level 3 Communications, Inc., 11.000%, due 03/15/2008 (g) ...............................................      222,500
   755,000   Madison River Capital LLC, 13.250%, due 03/01/2010 ......................................................      366,175
   960,000   Nextlink Communications, Inc., 10.750%, due 11/15/2008 ..................................................      312,000
   875,000   NTL Communications, 11.875%, due 10/01/2010 .............................................................      586,250
   615,000   Williams Communications Group, Inc., 11.875%, due 08/01/2010 (g) ........................................      258,300
                                                                                                                         ----------
                                                                                                                          4,596,213
                                                                                                                         ----------

   The accompanying notes are an integral part of these financial statements.

================================================================================
                          CONSECO STRATEGIC INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2001

   SHARES OR
PRINCIPAL AMOUNT                                                                                                   VALUE
----------------                                                                                                -----------
TELEVISION BROADCASTING STATIONS (1.7%)
$ 1,025,000   Canwest Global Communications Corp., 10.625%, due 05/15/2011, (b) Cost--$1,024,580;
                Acquired--05/10/2001 and 05/23/2001 (g) .....................................................   $ 1,045,500
                                                                                                                -----------
TRANSPORTATION BY AIR (2.2%)
    750,000   Amtran, Inc., 9.625%, due 12/15/2005 ..........................................................       641,250
    760,000   United Airlines, Inc., 9.000%, due 12/15/2003 (g) .............................................       765,818
                                                                                                                -----------
                                                                                                                  1,407,068
                                                                                                                -----------

UNSUPPORTED PLASTICS, FILM AND SHEETS (1.4%)
    875,000   Applied Extrusion Technology, 10.750%, due 07/01/2011, (b) Cost--$861,926; Acquired--06/12/2001       888,125
                                                                                                                -----------
WHOLESALE TRADE--DURABLE GOODS (2.9%)
    775,000   Fisher Scientific International, Inc., 9.000%, due 02/01/2008 (g) .............................       767,250
    250,000   Fisher Scientific International, Inc., 9.000%, due 02/01/2008 .................................       247,500
    875,000   PSS World Medical, Inc., 8.500%, due 10/01/2007 (g) ...........................................       822,500
                                                                                                                -----------
                                                                                                                  1,837,250
                                                                                                                -----------
WHOLESALE TRADE--NON-DURABLE GOODS (2.1%)
    975,000   PharMerica, Inc., 8.375%, due 04/01/2008 ......................................................       940,875
    440,000   Royster-Clark, Inc., 10.250%, due 04/01/2009 ..................................................       352,000
                                                                                                                -----------
                                                                                                                  1,292,875
                                                                                                                -----------
              TOTAL CORPORATE BONDS (COST $91,590,390) ......................................................    83,983,831
                                                                                                                -----------
COMMON STOCK (0.0% OF NET ASSETS) (a)

CABLE AND OTHER PAY TELEVISION SERVICES (0.0%)
      6,000   Classic Communications, Inc. (f) ..............................................................         5,340
                                                                                                                -----------
              TOTAL COMMON STOCK (COST $0) ..................................................................         5,340
                                                                                                                -----------

PREFERRED STOCK (4.6% OF NET ASSETS) (a)

PRINTING, PUBLISHING AND ALLIED INDUSTRIES (1.2%)
      8,750   PRIMEDIA, Inc., Series D ......................................................................       719,687
                                                                                                                -----------

RADIOTELEPHONE COMMUNICATIONS (3.4%)
      2,045   Nextel Communications, Inc., Series D, PIK (d), 13.000% .......................................     1,273,013
      1,061   Rural Cellular Corp., Series B, PIK (d), 11.375% ..............................................       883,283
                                                                                                                -----------
                                                                                                                  2,156,296
                                                                                                                -----------
              TOTAL PREFERRED STOCK (COST $3,811,835) .......................................................     2,875,983
                                                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

                                                              2001 ANNUAL REPORT
================================================================================
                          CONSECO STRATEGIC INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2001

   SHARES OR
PRINCIPAL AMOUNT                                                                                               VALUE
----------------                                                                                            ------------
  WARRANTS (0.0% OF NET ASSETS) (a)

  TEXTILE MILL PRODUCTS (0.0%)
     54,117   Tultex Corp., expire 04/15/2007 .......................................................       $         54
     27,058   Tultex Corp., expire 04/15/2007 .......................................................                 27
                                                                                                            ------------
                                                                                                                      81
                                                                                                            ------------
           TOTAL WARRANTS (COST $0) .................................................................                 81
                                                                                                            ------------

           TOTAL INVESTMENTS IN SECURITIES (138.4% OF NET ASSETS) (COST $95,402,225) (h) ............       $ 86,865,235
                                                                                                            ------------
           LIABILITIES IN EXCESS OF OTHER ASSETS (38.4% OF NET ASSETS) ..............................        (24,112,206)
                                                                                                            ------------
           TOTAL NET ASSETS (100%) ..................................................................       $ 62,753,029
                                                                                                            ============

-------------
(a) Using Standard Industry Codes prepared by the Technical Committee on Industrial Classifications.
(b)  Restricted under Rule 144A of the Securities Act of 1933.
(c)  STEP -- Bonds where the coupon increases or steps up at a predetermined rate.
(d)  PIK -- Payment in kind.
(e)  Company in bankruptcy proceedings.
(f)  Non-income producing.
(g) All or a portion of these securities were included in pledge account (see footnote 6).
(h)  Aggregate cost for Federal income tax purposes is $95,794,668.
     The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
         Excess of market value over tax cost ...... $  2,801,305
         Excess of tax cost over market value ......  (11,730,738)
                                                     ------------
                                                     ($ 8,929,433)
                                                     ------------

   The accompanying notes are an integral part of these financial statements.

================================================================================
                          CONSECO STRATEGIC INCOME FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2001


==========================================================================================================
Assets:
      Investments at cost ................................................................   $  95,402,225
----------------------------------------------------------------------------------------------------------
      Investments at value ...............................................................   $  86,865,235
      Receivable for securities sold .....................................................       1,964,119
      Interest receivable ................................................................       2,118,128
      Other assets .......................................................................          13,516
----------------------------------------------------------------------------------------------------------
          Total assets ...................................................................      90,960,998
==========================================================================================================

Liabilities and net assets:
      Payable to custodian ...............................................................         208,984
      Payable to Conseco Inc. and subsidiaries ...........................................          72,126
      Accrued expenses ...................................................................          20,383
      Distribution payable ...............................................................         602,408
      Interest payable ...................................................................          91,156
      Payable for securities purchased ...................................................       4,163,718
      Line of credit payable .............................................................      23,049,194
----------------------------------------------------------------------------------------------------------
          Total liabilities ..............................................................      28,207,969
----------------------------------------------------------------------------------------------------------
          Net assets .....................................................................   $  62,753,029
==========================================================================================================

Net assets consist of:
      Capital stock, $0.001 par value (unlimited shares of beneficial interest authorized)   $       6,761
      Paid-in capital ....................................................................     100,504,787
      Undistributed net investment income ................................................           1,218
      Accumulated net realized loss on investments .......................................     (29,222,747)
      Net unrealized depreciation on investments .........................................      (8,536,990)
----------------------------------------------------------------------------------------------------------
          Net assets .....................................................................   $  62,753,029
==========================================================================================================
Shares outstanding .......................................................................       6,761,037
Net asset value per share ................................................................   $        9.28
==========================================================================================================

   The accompanying notes are an integral part of these financial statements.

                                                              2001 ANNUAL REPORT
================================================================================
                          CONSECO STRATEGIC INCOME FUND
                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2001


=====================================================================================================
Investment income:
      Interest ...................................................................       $  9,587,114
      Dividends ..................................................................            644,528
-----------------------------------------------------------------------------------------------------
          Total investment income ................................................         10,231,642
=====================================================================================================
Expenses:
      Investment advisory fees ...................................................            821,546
      Shareholders service fees ..................................................             91,283
      Administration fees ........................................................             90,002
      Trustees' fees .............................................................             75,043
      Transfer agent fees ........................................................             43,376
      Reports--printing ..........................................................             25,645
      Registration and filing fees ...............................................             20,589
      Audit fees .................................................................             23,556
      Custodian fees .............................................................             16,185
      Legal fees .................................................................              7,922
      Other ......................................................................              9,977
-----------------------------------------------------------------------------------------------------
          Total expenses before interest expense .................................          1,225,124
=====================================================================================================
      Interest expense ...........................................................          1,534,367
-----------------------------------------------------------------------------------------------------
          Total expenses .........................................................          2,759,491
-----------------------------------------------------------------------------------------------------
          Net investment income ..................................................          7,472,151
=====================================================================================================
Net realized and unrealized gains (losses) on investments:
          Net realized losses on sales of investments ............................        (15,723,439)
          Net change in unrealized depreciation of investments ...................          3,011,984
-----------------------------------------------------------------------------------------------------
      Net realized and unrealized losses on investments ..........................        (12,711,455)
-----------------------------------------------------------------------------------------------------
Net decrease in net assets from operations .......................................       $ (5,239,304)
=====================================================================================================

   The accompanying notes are an integral part of these financial statements.

================================================================================
                          CONSECO STRATEGIC INCOME FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                  FOR THE          FOR THE
                                                                                YEAR ENDED       YEAR ENDED
                                                                               JUNE 30, 2001   JUNE 30, 2000
============================================================================================================
Operations:
      Net investment income ................................................   $  7,472,151    $  9,477,469
      Net realized losses on sales of investments ..........................    (15,723,439)     (8,651,022)
      Net change in unrealized appreciation (depreciation) of investments ..      3,011,984      (4,017,673)
-----------------------------------------------------------------------------------------------------------
          Net decrease from operations .....................................     (5,239,304)     (3,191,226)
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders:
      Net investment income ................................................     (7,359,404)     (9,587,848)
-----------------------------------------------------------------------------------------------------------
          Net decrease from distributions ..................................     (7,359,404)     (9,587,848)
-----------------------------------------------------------------------------------------------------------
Capital share transactions:
      Reinvestment of distributions
          (including $9,761 and $10,876 paid to Conseco, Inc., respectively)         97,167         208,609
-----------------------------------------------------------------------------------------------------------
          Net increase from capital share transactions .....................         97,167         208,609
-----------------------------------------------------------------------------------------------------------
          Total decrease in net assets .....................................    (12,501,541)    (12,570,465)
-----------------------------------------------------------------------------------------------------------
Net assets:
      Beginning of year ....................................................     75,254,570      87,825,035
      End of year ..........................................................   $ 62,753,029    $ 75,254,570
===========================================================================================================
Share data:
      Reinvestment of distributions ........................................          9,434          16,233
-----------------------------------------------------------------------------------------------------------
          Net increase .....................................................          9,434          16,233
-----------------------------------------------------------------------------------------------------------
Shares outstanding:
      Beginning of year ....................................................      6,751,603       6,735,370
      End of year ..........................................................      6,761,037       6,751,603
===========================================================================================================

   The accompanying notes are an integral part of these financial statements.

                                                              2001 ANNUAL REPORT
===============================================================================
                          CONSECO STRATEGIC INCOME FUND
                              FINANCIAL HIGHLIGHTS

                                                                                                          FOR THE PERIOD
                                                                       FOR THE           FOR THE         JULY 31, 1998(g)
                                                                     YEAR ENDED        YEAR ENDED            THROUGH
                                                                    JUNE 30, 2001     JUNE 30, 2000       JUNE 30, 1999
==========================================================================================================================
Net asset value per share, beginning of period ................     $      11.15       $      13.04       $      14.88(a)
Income from investment operations (b):
      Net investment income ...................................             1.11               1.40               1.29
      Net realized losses and change in
          unrealized depreciation on investments ..............            (1.89)             (1.87)             (1.84)
-------------------------------------------------------------------------------------------------------------------------
          Total from investment operations ....................            (0.78)             (0.47)             (0.55)
-------------------------------------------------------------------------------------------------------------------------
Distributions:
      Net investment income ...................................            (1.09)             (1.42)             (1.29)
-------------------------------------------------------------------------------------------------------------------------
          Total distributions .................................            (1.09)             (1.42)             (1.29)
-------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period ......................     $       9.28       $      11.15       $      13.04
=========================================================================================================================
Per share market value, end of period .........................     $     9.5100       $    10.3125       $    12.9375
=========================================================================================================================
Total return (c) (d) ..........................................             3.39%             (9.44%)            (5.06%)
=========================================================================================================================
Ratios/supplemental data:
      Net assets (dollars in thousands), end of period ........     $     62,753       $     75,255       $     87,825
      Ratio of expenses to average net assets (e) .............             4.04%              3.80%              2.74%
      Ratio of operating expenses to average net assets (f) (e)             1.80%              1.64%              1.59%
      Ratio of net investment income to average net assets (e)             10.95%             11.48%             10.24%
      Portfolio turnover (d) ..................................           213.80%            118.92%            129.87%

-------------
(a) Initial public offering price of $15.00 per share less offering costs of $0.12 per share.
(b) Per share amounts presented are based on an average of monthly shares outstanding throughout the period indicated.
(c) Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale the last day of each period reported except for the period ended June 30, 1999, total return is based on a beginning of period price of $14.88 (initial offering price of $15.00 less offering costs of $0.12 per share). Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.
(d)  Not annualized for periods of less than one year.
(e)  Annualized for periods of less than one year.
(f)  Excluding interest expense.
(g)  Commencement of operations.

   The accompanying notes are an integral part of these financial statements.

================================================================================
                          CONSECO STRATEGIC INCOME FUND
                             STATEMENT OF CASH FLOWS


                                                                                          FOR THE           FOR THE
                                                                                        YEAR ENDED         YEAR ENDED
                                                                                      JUNE 30, 2001      JUNE 30, 2000
=======================================================================================================================
CASH FLOWS FROM OPERATING ACTIVITIES:
      Investment income .........................................................     $   9,119,231      $  10,589,691
      Interest expense paid .....................................................        (1,747,719)        (1,564,278)
      Operating expenses paid ...................................................        (1,260,687)        (1,401,114)
----------------------------------------------------------------------------------------------------------------------
          Net cash provided by operating activities .............................         6,110,825          7,624,299
----------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
      Proceeds from sales of investments ........................................       186,158,923        133,394,451
      Purchases of investments ..................................................      (187,124,322)      (124,869,906)
      Net decrease (increase) in short-term investments .........................         2,071,144         (1,822,080)
----------------------------------------------------------------------------------------------------------------------
          Net cash provided by investing activities .............................         1,105,745          6,702,465
----------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Cash distributions paid (net of reinvestment of $97,167
          and $208,609 respectively) ............................................        (7,474,748)        (9,326,764)
      Net increase (decrease) in loans outstanding ..............................            49,194         (5,000,000)
----------------------------------------------------------------------------------------------------------------------
          Net cash used for financing activities ................................        (7,425,554)       (14,326,764)
----------------------------------------------------------------------------------------------------------------------
          Net decrease in cash ..................................................          (208,984)                --
          Cash at beginning of period ...........................................                --                 --
----------------------------------------------------------------------------------------------------------------------
          Cash at end of period .................................................     $    (208,984)               $--
=======================================================================================================================

RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH USED BY OPERATING ACTIVITIES:
      Net investment income .....................................................     $   7,472,151      $   9,477,469
      Net decrease in interest and dividends receivable .........................           248,903             99,455
      Net (increase) in other assets ............................................            (4,711)              (628)
      Net (decrease) in payable to Conseco, Inc and subsidiaries ................            (9,190)           (14,508)
      Net (decrease) in accrued expenses ........................................           (21,662)           (29,091)
      Net increase (decrease) in interest payable ...............................          (213,352)           219,575
      Accretion and amortization of discounts and premiums ......................        (1,361,314)        (2,127,973)
----------------------------------------------------------------------------------------------------------------------
          Net cash provided by operating activities .............................     $   6,110,825      $   7,624,299
=======================================================================================================================

   The accompanying notes are an integral part of these financial statements.

                                                              2001 ANNUAL REPORT
================================================================================
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2001
1. ORGANIZATION
     The Conseco Strategic Income Fund (the "Fund") was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 2, 1998, and commenced operations on July 31, 1998. The Fund is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a closed-end, non-diversified management investment company. Prior to commencing its operations on July 31, 1998, the Fund had no activities other than the sale of 6,667 shares of common stock to Conseco, Inc. ("Conseco") on July 15, 1998. At June 30, 2001, Conseco owned 9,273 shares of the Fund's common stock. Conseco is a publicly owned financial services company that develops, markets and administers insurance, investment and lending products.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION, TRANSACTIONS,
AND RELATED INVESTMENT INCOME

     Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. The Fund did not hold any investments which are restricted as to resale, except bonds with a cost of $18,235,617 and a market value of $18,258,904, all of which are eligible for resale under Rule 144A of the Securities Act of 1933. These securities represent 21.02% of the total investments of the Fund. These securities may be resold to qualified institutional buyers in transactions exempt from registration.

     Investments are stated at market value in the accompanying financial statements. Fixed income and other securities traded in the over-the-counter market are valued by third-party pricing services. Securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Fund securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Board of Trustees. Debt securities purchased with maturities of sixty days or less are valued at amortized cost.

     Investments held by the Fund may be purchased with accrued interest, and the investments owned by the Fund will accrue interest during the period the investment is owned by the Fund. If an investment owned by the Fund experiences a default and has accrued interest from purchase or has recorded accrued interest during the period it is owned, the Fund's policy is to cease interest accruals from the time the investments are traded as "flat" in the market. The Fund evaluates the collectibility of purchased accrued interest and previously recorded interest on an investment-by-investment basis.

DISTRIBUTION OF INCOME AND GAINS
     The Fund intends to distribute monthly to shareholders substantially all of its net investment income and to distribute, at least annually, any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). However, the Board of Trustees may decide to declare dividends at other intervals.

FEDERAL INCOME TAXES

     For federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

     At June 30, 2001, the Fund had a total capital loss carryover of $24,946,048 which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. The capital loss carryover of $990,224 will expire in 2007, $6,647,128 will expire in 2008 and $17,308,696 in 2009. The Fund's realized capital losses incurred after October 31, 2000, through June 30, 2001, are deemed to arise on the first business day of the following year. The Fund incurred and elected to defer such realized capital losses of approximately $3,884,258.

EXPENSES
     The Fund pays expenses of Trustees who are not affiliated persons of the Fund or Conseco Capital Management, Inc. (the "Adviser" and "Administrator"), a wholly owned subsidiary of Conseco. The Fund pays each of its Trustees who is not a Trustee, officer or employee of the Adviser, the Administrator or any affiliate thereof an annual fee of $7,500 plus $1,500 for each Board of Trustees meeting attended. The Board Chairman receives an additional $375 for each meeting attended. The Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, as of the date of the financial statements, and the reported amount of increases and decreases in net assets from opera-

================================================================================
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                  JUNE 30, 2001

tions during the reporting period. Actual results could differ from those estimates.

PREMIUM/DISCOUNT AMORTIZATION
     In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide requires the Fund to amortize premiums and discounts on all fixed-income securities. Upon initial adoption, the Fund was required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The Fund adopted this procedure as of July 1, 2000.

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
     The Adviser serves as the Investment Manager and Administrator to the Fund under the terms of the Investment Management Agreement. The Adviser supervises the Fund's management and investment program, performs a variety of services in connection with management and operation of the Fund, and pays all compensation of officers and Trustees of the Fund who are affiliated persons of the Adviser or the Fund. As compensation for its services to the Fund, the Fund has agreed to pay the Adviser a monthly investment management and administration fee equal to an annual rate of 0.90 percent of the value of the average weekly value of the total assets of the Fund less the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the "Managed Assets"). The total fees incurred for such services for the year ended June 30, 2001 were $821,546.

SHAREHOLDER SERVICING AGREEMENT
     Conseco Services, LLC, a wholly-owned subsidiary of Conseco, acts as the Shareholder Servicing Agent to the Fund under the Shareholder Service Agreement. As compensation for its services, the Fund has agreed to pay Conseco Services, LLC a monthly shareholder servicing fee equal to an annual rate of 0.10 percent of the Managed Assets. The total fees incurred for such services for the year ended June 30, 2001 were $91,283.

4. ADMINISTRATION AGREEMENT
     The Fund contracted for certain administration services with PFPC, Inc. ("PFPC"). For its services, PFPC receives a monthly fee equal to an annual rate of 0.105 percent of the first $250 million of average weekly net assets; 0.08 percent of the next $250 million of average weekly net assets; 0.055 percent of the next $250 million of average weekly net assets; and 0.035 percent of average weekly net assets in excess of $750 million, subject to a minimum monthly charge. The total fees incurred for such services for the year ended June 30, 2001 were $90,002.

5. PORTFOLIO ACTIVITY
     Purchases and sales of securities other than short-term obligations aggregated $190,094,669 and $188,123,042, respectively, for the year ended June 30, 2001.

6. INDEBTEDNESS
     The Fund expects to utilize financial leverage through borrowings, including the issuance of debt securities, preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for the shareholders, including the likelihood of greater volatility of net asset value and market price of the shares, and the risk of fluctuations in interest rates on borrowings.

 LOAN AGREEMENT

     On October 2, 1998, the Fund entered into an unsecured $30 million Line of Credit Agreement (the "Agreement") with Bank One Corp. Under the Agreement, the aggregate amount outstanding may not exceed the lower of: (i) $30 million; or
(ii) one-third of the Fund's net asset value plus the amount of all outstanding obligations under the Agreement less the non-performing assets value less 50 percent of the emerging markets securities value. Interest was computed on the London interbank offered rate ("LIBOR") plus a margin of 0.55 percent. Additionally, the Fund was subject to a utilization fee of 0.10 percent per annum on the daily unused portion of the commitment, payable in arrears on each payment date. Under the agreement, the Fund was required to maintain an asset coverage ratio, as defined in the Agreement, of at least 3:1. The Fund was in compliance with the terms of the agreement. This Agreement was not renewed according to the annual renewal provision.

     The Fund entered into a secured Loan and Pledge Agreement with Custodial Trust Company (the "New Agreement") on October 4, 2000. Under the New Agreement, the aggregate amount of the loans outstanding may not exceed 331/3 percent of total assets (including the amount obtained through leverage). Borrowings bear interest at the Federal Funds Rate plus a margin of 0.75 percent. Interest payments are made monthly. Advances made under the New Agreement are due and payable on demand. The Fund shall maintain a pledge account which gives the Custodial Trust Company as pledgee effective control over the Fund assets with a collateral

                                                              2001 ANNUAL REPORT
================================================================================
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                  JUNE 30, 2001

value greater than the sum of the outstanding aggregate principal amount of the loans and the interest accrued thereon. The Fund is required to maintain asset coverage, as defined in the New Agreement, of at least 3:1. Portfolio securities with an aggregate value of $47,287,505 were included in the pledge account at June 30, 2001. The Fund was in compliance with the terms of the agreement at June 30, 2001.

     Borrowings at June 30, 2001 totaled $23 million and the interest rate on such borrowings was 4.875 percent.

Average daily balance of loans outstanding
  during the year ended June 30, 2001.......     $23,036,121
Weighted average interest rate
  for the period............................            6.66%

Maximum amount of loans outstanding
  at any month-end during the
  year ended June 30, 2001..................     $23,049,194
Percentage of total assets..................           25.34%

Amount of loans outstanding
  at June 30, 2001..........................     $23,049,194
Percentage of total assets
  at June 30, 2001..........................           25.34%

================================================================================
AUTOMATIC DIVIDEND REINVEST PLAN (UNAUDITED)

     Pursuant to the Fund's Automatic Dividend Reinvest Plan (the "DRIP"), unless a shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested in additional shares by PFPC, Inc. ("PFPC"), as agent for shareholders in administering the DRIP (the "DRIP Agent"). Shareholders who elect not to participate in the DRIP will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC as dividend disbursing agent. DRIP participants may elect not to participate in the DRIP and to receive all dividends and capital gain distributions in cash by sending written instructions to PFPC, as dividend disbursing agent, at the address set forth below. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the DRIP Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.

     Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as "dividends") payable either in shares or in cash, non-participants in the DRIP will receive cash and participants in the DRIP will receive the equivalent in shares. The shares will be acquired by the DRIP Agent or an independent broker-dealer for the participants' accounts, depending upon the circumstances described below, either: (i) through receipt of additional unissued but authorized shares from the Fund ("newly issued shares"); or (ii) by purchase of outstanding shares on the open market ("open market purchases") on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the DRIP Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value thereof (such condition being referred to herein as "market discount"), the DRIP Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

     In the event of a market discount on the dividend payment date, the DRIP Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis, but no more than 30 days after the dividend payment date, to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the DRIP Agent has completed its open-market purchases, the market price of a share exceeds the net asset value per share, the average per share purchase price paid by the DRIP Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the DRIP provides that if the DRIP Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the DRIP Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the market discount shifts to a market premium.

     The DRIP Agent maintains all shareholders' accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each DRIP participant will be held on his or her behalf by the DRIP Agent on behalf of the DRIP participant, and each shareholder proxy will include those shares purchased or received pursuant to the DRIP. The DRIP Agent will forward all proxy solicitation materials to participants and vote proxies for shares
held  pursuant  to  the  DRIP  in  accordance  with  the   instructions  of  the
participants.

     In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the DRIP.

     There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash.
However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the DRIP Agents open-market purchases in connection with the reinvestment of dividends.

     The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on the dividends.

     Shareholders participating in the DRIP may receive benefits not available to shareholders not participating in the DRIP.

                                                              2001 ANNUAL REPORT
================================================================================
AUTOMATIC DIVIDEND REINVEST PLAN--(CONTINUED)

     If the market price (plus commissions) of the Fund's shares is above their net asset value, participants of the DRIP will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price (plus commissions) is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

     Experience under the DRIP may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants in the DRIP, however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

     All correspondence concerning the DRIP should be directed to the DRIP Agent at PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

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REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of the Conseco Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, the statement of cash flows, and the financial highlights present fairly, in all material respects, the financial position of the Conseco Strategic Income Fund (the "Fund") at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
Chicago, Illinois
August 8, 2001


18
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

================================================================================


BOARD OF TRUSTEES

WILLIAM P. DAVES, JR.
      Chairman of the Board
      Insurance and healthcare industries
         consultant
      Director, Chairman and CEO, FFG Insurance Co.

MAXWELL E. BUBLITZ, CFA
      President
      President, CEO and Director
         Conseco Capital Management, Inc.
      Senior VP, Conseco, Inc.

GREGORY J. HAHN, CFA
      Senior VP, Portfolio Analytics
         Conseco Capital Management, Inc.

DR. R. JAN LECROY
      Director, Southwest Securities Group, Inc.
      Former President, Dallas Citizens Council

DAVID N. WALTHALL
      Principal, Walthall Asset Management

HAROLD W. HARTLEY, CFA
      Director, Ennis Business Forms, Inc.
      Former Executive VP, Tenneco Financial Services, Inc.

DR. JESS H. PARRISH
      Higher education consultant
      Former President, Midland College

INVESTMENT ADVISER
   Conseco Capital Management, Inc.
   Carmel, IN

TRANSFER AGENT
   PFPC, Inc.
   Wilmington, DE

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   Chicago, IL

CUSTODIAN
   PFPC Trust Company
   Philadelphia, PA

LEGAL COUNSEL
   Kirkpatrick & Lockhart LLP
   Washington, DC

                          Conseco Strategic Income Fund
                11815 North Pennsylvania Street, Carmel, IN 46032
                                  800-852-4750